SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

April 19, 2005
(Date of earliest event reported)

SYBASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 236-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

     (a) On April 19, 2005, Sybase, Inc. issued a press release announcing its results for the three months ended March 31, 2005 (“Q1 2005 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the Q1 2005 Release, Sybase presented certain financial information, including the following:

(1)	Reconciliation to Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the three months ended March 31, 2005 and 2004, respectively

(2)	Condensed Consolidated Balance Sheets for March 31, 2005 (unaudited) and December 31, 2004

(3)	Condensed Consolidated Statements of Income Pro Forma without purchase accounting, cost of restructure, and stock compensation expense (unaudited) for the three months ended March 31, 2005 and 2004, respectively

(4)	Condensed Consolidated Statements of Income (unaudited) for the three months ended March 31, 2005 and 2004, respectively

(5)	Condensed Consolidated Statements of Cash Flows (unaudited) for the three months ended March 31, 2005 and 2004, respectively

(6)	Consolidated Statement of Operations by Segment Pro Forma without purchase accounting, cost of restructure, and stock compensation expense for the three months ended March 31, 2005 (unaudited)

(7)	Consolidated Statement of Operations by Segment for the three months ended March 31, 2005 (unaudited)

     (b) On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months ending June 30, 2005 and twelve months ending December 31, 2005 during a webcast and conference call meeting all of the following requirements:

(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q1 2005 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on the Company’s external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on the Company’s website where the information would be available.

     (c) In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99.1	Press Release of Sybase, Inc. issued April 19, 2005

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: April 20, 2005	By:	/s/ DANIEL R. CARL
		Name:	Daniel R. Carl
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Sybase, Inc. issued April 19, 2005